Exhibit 99.2

PRELIMINARY CONDENSED CONSOLIDATED BALANCE SHEETS
(Unaudited)
	December 31, 2019
(Amounts in thousands, except par value)	As Reported	Adjustments	As Revised

ASSETS
Current assets:
Cash and cash equivalents	$670,980	$-	$670,980
Accounts receivable, net	795,538	-	795,538
Contract assets, net	272,914	-	272,914
Inventories, net	660,837	-	660,837
Prepaid expenses and other	105,101	1,377	106,478
Total current assets	2,505,370	1,377	2,506,747

Property, plant and equipment, net	572,175	(8,611)	563,564
Operating lease right-of-use assets, net	186,218	-	186,218
Goodwill	1,193,010	-	1,193,010
Deferred taxes	54,879	-	54,879
Other intangible assets, net	180,805	-	180,805
Other assets, net	227,185	25,869	253,054
Total assets	$4,919,642	$18,635	$4,938,277

LIABILITIES AND EQUITY
Current liabilities:
Accounts payable	$447,582	$-	$447,582
Accrued liabilities	401,385	-	401,385
Contract liabilities	216,541	4,554	221,095
Debt due within one year	11,272	-	11,272
Operating lease liabilities	36,108	-	36,108
Total current liabilities	1,112,888	4,554	1,117,442
Long-term debt due after one year	1,365,977	-	1,365,977
Operating lease liabilities	151,523	-	151,523
Retirement obligations and other liabilities	473,295	57,699	530,994
Shareholders’ equity:
Common shares, $1.25 par value	220,991	-	220,991
Shares authorized – 305,000
Shares issued – 176,793
Capital in excess of par value	501,045	-	501,045
Retained earnings	3,695,862	(43,618)	3,652,244
Treasury shares, at cost	(2,051,583)	-	(2,051,583)
Deferred compensation obligation	8,334	-	8,334
Accumulated other comprehensive loss	(584,292)	-	(584,292)
Total Flowserve Corporation shareholders' equity	1,790,357	(43,618)	1,746,739
Noncontrolling interests	25,602	-	25,602
Total equity	1,815,959	(43,618)	1,772,341
Total liabilities and equity	$4,919,642	$18,635	$4,938,277

PRELIMINARY CONDENSED CONSOLIDATED STATEMENTS OF INCOME
(Unaudited)

(Amounts in thousands, except per share data)	Year Ended December 31, 2019			Year Ended December 31, 2018
	As Reported	Adjustments	As Revised	As Reported	Adjustments	As Revised
Sales	$3,944,850	$(5,153)	$3,939,697	$3,832,666	$3,033	$3,835,699
Cost of sales	(2,649,480)	(874)	(2,650,354)	(2,644,830)	-	(2,644,830)
Gross profit	1,295,370	(6,027)	1,289,343	1,187,836	3,033	1,190,869
Selling, general and administrative expense	(899,813)	(13,390)	(913,203)	(951,441)	(22,869)	(974,310)
Net earnings from affiliates	10,483	-	10,483	11,143	-	11,143
Operating income	406,040	(19,417)	386,623	247,538	(19,836)	227,702
Interest expense	(54,980)	-	(54,980)	(58,160)	-	(58,160)
Interest income	8,409	-	8,409	6,465	-	6,465
Other income (expense), net	(17,619)	-	(17,619)	(19,569)	-	(19,569)
Earnings before income taxes	341,850	(19,417)	322,433	176,274	(19,836)	156,438
Provision for income taxes	(80,070)	4,576	(75,494)	(51,224)	4,675	(46,549)
Net earnings, including noncontrolling interests	261,780	(14,841)	246,939	125,050	(15,161)	109,889
Less: Net earnings attributable to noncontrolling interests	(8,112)	-	(8,112)	(5,379)	-	(5,379)
Net earnings attributable to Flowserve Corporation	$253,668	$(14,841)	$238,827	$119,671	$(15,161)	$104,510

Net earnings per share:
Basic	$1.94	$(0.11)	$1.82	$0.91	$(0.12)	$0.80
Diluted	1.93	(0.11)	1.81	0.91	(0.12)	0.80

Shares outstanding:
Basic	131,034	-	131,034	130,823	-	130,823
Diluted	131,719	-	131,719	131,271	-	131,271

PRELIMINARY CONDENSED CONSOLIDATED STATEMENTS OF INCOME
(Unaudited)

(Amounts in thousands, except per share data)	Nine Months Ended September 30, 2019
	As Reported	Adjustments	As Revised
Sales	$2,876,679	$(5,162)	$2,871,517
Cost of sales	(1,930,881)	(875)	(1,931,756)
Gross profit	945,798	(6,037)	939,761
Selling, general and administrative expense	(655,046)	(10,579)	(665,625)
Net earnings from affiliates	8,057	-	8,057
Operating income	298,809	(16,616)	282,193
Interest expense	(42,025)	-	(42,025)
Interest income	6,494	-	6,494
Other income (expense), net	(8,098)	(7,055)	(15,153)
Earnings before income taxes	255,180	(23,671)	231,509
Provision for income taxes	(64,646)	6,039	(58,607)
Net earnings, including noncontrolling interests	190,534	(17,632)	172,902
Less: Net earnings attributable to noncontrolling interests	(6,659)	-	(6,659)
Net earnings attributable to Flowserve Corporation	$183,875	$(17,632)	$166,243

Net earnings per share:
Basic	$1.40	$(0.13)	$1.27
Diluted	1.40	(0.13)	1.26

Shares outstanding:
Basic	131,092	-	131,092
Diluted	131,697	-	131,697

PRELIMINARY CONDENSED CONSOLIDATED STATEMENTS OF INCOME
(Unaudited)

(Amounts in thousands, except per share data)	Three Months Ended September 30, 2019
	As Reported	Adjustments	As Revised
Sales	$996,544	$(835)	$995,709
Cost of sales	(662,855)	(1)	(662,856)
Gross profit	333,689	(836)	332,853
Selling, general and administrative expense	(226,216)	(4,146)	(230,362)
Net earnings from affiliates	2,087	-	2,087
Operating income	109,560	(4,982)	104,578
Interest expense	(13,981)	-	(13,981)
Interest income	2,253	-	2,253
Other income (expense), net	(1,622)	(6,855)	(8,477)
Earnings before income taxes	96,210	(11,837)	84,373
Provision for income taxes	(25,647)	3,237	(22,410)
Net earnings, including noncontrolling interests	70,563	(8,600)	61,963
Less: Net earnings attributable to noncontrolling interests	(2,121)	-	(2,121)
Net earnings attributable to Flowserve Corporation	$68,442	$(8,600)	$59,842

Net earnings per share:
Basic	$0.52	$(0.07)	$0.46
Diluted	0.52	(0.07)	0.45

Shares outstanding:
Basic	131,145	-	131,145
Diluted	131,846	-	131,846

PRELIMINARY CONDENSED CONSOLIDATED STATEMENTS OF INCOME
(Unaudited)

(Amounts in thousands, except per share data)	Three Months Ended June 30, 2020			Three Months Ended June 30, 2019
	As Reported	Adjustments	As Revised	As Reported	Adjustments	As Revised
Sales	$924,965	$47	$925,012	$990,084	$(85)	$989,999
Cost of sales	(657,805)	2,499	(655,306)	(672,051)	-	(672,051)
Gross profit	267,160	2,546	269,706	318,033	(85)	317,948
Selling, general and administrative expense	(227,358)	(1,984)	(229,342)	(223,676)	(5,170)	(228,846)
Net earnings from affiliates	3,086	-	3,086	3,661	-	3,661
Operating income	42,888	562	43,450	98,018	(5,255)	92,763
Interest expense	(12,900)	(35)	(12,935)	(14,013)	-	(14,013)
Interest income	1,149	-	1,149	2,218	-	2,218
Other income (expense), net	(14,941)	(1)	(14,942)	(3,336)	(200)	(3,536)
Earnings before income taxes	16,196	526	16,722	82,887	(5,455)	77,432
Provision for income taxes	(5,409)	560	(4,849)	(22,413)	1,299	(21,114)
Net earnings, including noncontrolling interests	10,787	1,086	11,873	60,474	(4,156)	56,318
Less: Net earnings attributable to noncontrolling interests	(2,142)	-	(2,142)	(2,302)	-	(2,302)
Net earnings attributable to Flowserve Corporation	$8,645	$1,086	$9,731	$58,172	$(4,156)	$54,016

Net earnings per share:
Basic	$0.07	$0.01	$0.07	$0.44	$(0.03)	$0.41
Diluted	0.07	0.01	0.07	0.44	(0.03)	0.41

Shares outstanding:
Basic	130,170	-	130,170	131,147	-	131,147
Diluted	130,730	-	130,730	131,754	-	131,754

PRELIMINARY CONDENSED CONSOLIDATED STATEMENTS OF INCOME
(Unaudited)

(Amounts in thousands, except per share data)	Three Months Ended March 31, 2020			Three Months Ended March 31, 2019
	As Reported	Adjustments	As Revised	As Reported	Adjustments	As Revised
Sales	$894,457	$(944)	$893,513	$890,051	$(4,242)	$885,809
Cost of sales	(628,480)	1,426	(627,054)	(595,975)	(874)	(596,849)
Gross profit	265,977	482	266,459	294,076	(5,116)	288,960
Selling, general and administrative expense	(243,621)	(1,831)	(245,452)	(205,154)	(1,263)	(206,417)
Net earnings from affiliates	3,196	1	3,197	2,309	-	2,309
Operating income	25,552	(1,348)	24,204	91,231	(6,379)	84,852
Interest expense	(12,963)	-	(12,963)	(14,031)	-	(14,031)
Interest income	1,749	-	1,749	2,023	-	2,023
Other income (expense), net	23,462	-	23,462	(3,140)	-	(3,140)
Earnings before income taxes	37,800	(1,348)	36,452	76,083	(6,379)	69,704
Provision for income taxes	(36,310)	656	(35,654)	(16,587)	1,504	(15,083)
Net earnings, including noncontrolling interests	1,490	(692)	798	59,496	(4,875)	54,621
Less: Net earnings attributable to noncontrolling interests	(2,100)	-	(2,100)	(2,235)	-	(2,235)
Net earnings (loss) attributable to Flowserve Corporation	$(610)	$(692)	$(1,302)	$57,261	$(4,875)	$52,386

Net earnings per share:
Basic	$(0.00)	$(0.01)	$(0.01)	$0.44	$(0.04)	$0.40
Diluted	(0.00)	(0.01)	(0.01)	0.44	(0.04)	0.40

Shares outstanding:
Basic	130,731	-	130,731	130,982	-	130,982
Diluted	130,731	-	130,731	131,532	-	131,532

PRELIMINARY SELECTED FINANCIAL DATA
(Unaudited)
	Years Ended December 31,
(Amounts in thousands, except per share data)	2019	2018	2017	2016	2015
As Reported
Net earnings attributable to Flowserve Corporation	$253,668	$119,671	$2,652	$132,455	$258,411
Net earnings per share - Basic	$1.94	$0.91	$0.02	$1.02	$1.94
Net earnings per share - Diluted	1.93	0.91	0.02	1.01	1.93

As Revised
Net earnings attributable to Flowserve Corporation	$238,828	$104,510	$(10,234)	$127,502	$252,973
Net earnings per share - Basic	$1.82	$0.80	$(0.08)	$0.98	$1.90
Net earnings per share - Diluted	1.81	0.80	(0.08)	0.97	1.89